Exhibit 99.1

Freshpet and JANA Partners Announce Cooperation Agreement

Timothy McLevish, former Kraft Foods CFO, and Joseph E. Scalzo, former Simply Good Foods CEO, join Freshpet Board of Directors

New directors bring CPG leadership and strong financial expertise to support continued momentum and growth

SECAUCUS, N.J., August 21, 2023 – Freshpet, Inc. (NASDAQ: FRPT) (“Freshpet” or the “Company”) today announced that it has entered into a cooperation agreement with JANA Partners (“JANA”), one of the Company’s largest shareholders. As part of the agreement, Freshpet has appointed Timothy McLevish and Joseph E. Scalzo to its Board of Directors (“the Board”), effective immediately.

Mr. McLevish joins the Board as a Class I director with a term expiring at the Company’s 2024 annual meeting, and Mr. Scalzo joins as a Class II director with a term expiring at the Company’s 2025 annual meeting. In connection with this appointment, Freshpet’s Board has increased from ten to twelve directors, eleven of whom are independent.

Mr. McLevish brings over 20 years of operational and financial leadership experience across multiple industries, including in branded food and retail. Mr. McLevish served as Chief Financial Officer at five public companies including Carrier Corporation, Walgreens Boots Alliance, Inc., Kraft Foods Group, Inc., Ingersoll-Rand Corporation and Mead Corporation.

Mr. Scalzo brings over 30 years of operational and leadership experience in the CPG industry, characterized by a proven track record of value creation, including as the Chief Executive Officer of high growth companies Simply Good Foods Company and WhiteWave Foods Inc. Mr. Scalzo also served as a senior executive at leading consumer companies including Dean Foods, The Gillette Company and The Coca-Cola Company.

“We are pleased to reach a constructive agreement with JANA. The Freshpet business has tremendous momentum and this agreement will help position us to continue delivering the results our shareholders expect,” said Billy Cyr, CEO of Freshpet. “We also welcome Tim and Joe to our team and are confident they will be valued colleagues and members of our Board as we work to continue capitalizing on the significant opportunities ahead and creating value for shareholders.”

Walter N. George, Chairman of Freshpet, said, “We have taken a thoughtful approach to Board refreshment to ensure our directors have the right skills to support our long-term strategy and value creation objectives. Freshpet will benefit greatly from Tim and Joe’s deep experience in large-scale, complex, and global consumer businesses, and we are pleased that they have joined our team.”

“I have long admired Freshpet’s business as it has transformed from a pet food disruptor to a scaled industry leader,” said Mr. McLevish. “I am thrilled to join the Company’s Board at this exciting time and look forward to bringing new perspectives and insight as the management team continues to execute on its long-term strategic growth plan.”

“Freshpet has built a category disrupting brand proposition in pet food with compelling sustainable competitive advantages, and I am very pleased to join the Board,” said Mr. Scalzo. “I am eager to support the Board and management team’s efforts to build on Freshpet’s industry-leading growth, enhanced operations, and leverage its significant competitive advantage to deliver long-term value for shareholders.”

Scott Ostfeld, Managing Partner at JANA, stated, “We commend Freshpet for the significant improvements in the business, team and Board made over the past year. Joe Scalzo and Tim McLevish are proven executives with exceptional track records of driving shareholder value, and we are confident that the Company is well positioned to realize its full potential for shareholders. We look forward to supporting Freshpet’s Board and management as it executes on its compelling growth strategy.”

Pursuant to the agreement, JANA has agreed to withdraw the director nominations it had previously submitted to the Company and will support the Board’s slate of directors at the 2023 Annual Meeting of Shareholders. JANA has also agreed to certain customary standstill provisions. The full cooperation agreement with JANA will be filed in a Current Report on Form 8-K with the Securities and Exchange Commission.

Bank of America served as financial advisor and Sidley Austin LLP served as legal advisor to Freshpet.

About Timothy McLevish

Timothy (Tim) McLevish is a senior corporate finance executive and board member with deep experience in large-scale, complex and global consumer businesses. He has served as Chief Financial Officer at five public companies, including Carrier Corporation, Walgreens Boots Alliance, Inc., Kraft Foods Group, Inc., Ingersoll-Rand Corporation and Mead Corporation. Mr. McLevish previously worked at Touche Ross & Co. and began his career at General Mills. He is a member of the board of directors of Revlon, Inc. and is a former member of the boards of directors of Conagra Brands, Inc., Kennametal, Inc., Lamb Weston Holdings, Inc., R.R. Donnelley & Sons Company, URS Corporation and US Foods, Inc.

About Joseph Scalzo

Joseph (Joe) Scalzo is an experienced consumer packaged goods executive and board member with significant operational, leadership and governance expertise. He has more than 30 years of experience at leading food and consumer companies, including serving as CEO of Simply Good Foods, Atkins Nutritionals, Inc., and WhiteWave Foods Company, as well as in senior executive roles at Dean Foods, The Gillette Company and The Coca-Cola Company. Mr. Scalzo began his career at Procter & Gamble. He is a member of the board of directors at Treehouse, Inc. and serves as Executive Vice Chairman and member of the board of directors of Simply Good Foods. He formerly served as a director of HNI Corp., Earthbound Farms and Focus Brands.

About Freshpet

Freshpet is the leading fresh food for dogs and cats. Since its conception in 2006, Freshpet has been on a mission to transform the lives of dogs and cats through the power of fresh, nutritious food, while pushing the boundaries of sustainable practices. The recipes are developed by Veterinarian Nutritionists and made with natural whole ingredients, like fresh meats, vegetables and fruits, which are cooked in small batches at lower temperatures to preserve their natural goodness. Sustainably-made in Bethlehem, PA and their new Kitchens in Ennis TX, Freshpet foods and treats are kept refrigerated until they arrive at Freshpet fridges in your local market, or are delivered direct to your door.

Freshpet is available in a growing number of mass, grocery, natural food, club, and pet specialty retailers across the United States, Canada and Europe, as well as online in the U.S. for direct delivery and through its partnership with Petco. From the care taken in partnering with farmers whose values align with theirs, to how each recipe is made, Freshpet’s commitment to integrity, transparency and social responsibility is a point of pride.

Connect with Freshpet:

https://www.facebook.com/Freshpet
https://twitter.com/Freshpet
http://instagram.com/Freshpet
http://pinterest.com/Freshpet
https://www.tiktok.com/@freshpet

Forward-Looking Statements

Certain of the Company’s statements included herein constitute “forward-looking” statements, including statements related to the future impact of the novel coronavirus, the future progress of our Freshpet Kitchens expansion, future governance changes, our growth potential and plans, our projected or targeted operating results, our ability to meet our sustainability targets, goals, and commitments, including due to the impact of climate change, our expectations regarding our future operating and economic environment, and our long-term capacity planning. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward- looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including potential costs associated with shareholder activism. For a detailed discussion of risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in the Company’s latest annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the SEC. Such forward-looking statements are made only as of the date they are made. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Important Additional Information and Where to Find It

This communication is being made in connection with the Company’s upcoming 2023 annual meeting of stockholders (the “Annual Meeting”). The Company intends to file a proxy statement (the “Proxy Statement”), an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Security holders may obtain free copies of the Definitive Proxy Statement and other documents containing important information about Freshpet once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents will also be available free of charge on the “Investors” section of Freshpet’s website at www.investors.freshpet.com.

Participants in the Solicitation

Freshpet, members of our Board of Directors and certain of our executive officers are “participants” in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the Company’s Board of Directors and executive officers and their respective interests in the Company, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023, as amended on May 1, 2023. To the extent such ownership interests have changed since such filings, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, and will be reflected in the Proxy Statement for the 2023 Annual Meeting when filed with the SEC. Security holders may obtain free copies of these documents as described above.

Investor Contact:

ICR

Jeff Sonnek 646-277-1263

Jeff.sonnek@icrinc.com

Media Contact:

Freshpet@edelmansmithfield.com

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